MERRILL LYNCH
CONVERTIBLE
FUND, INC.


FUND LOGO



Annual Report

August 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Convertible Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH CONVERTIBLE FUND, INC.


DEAR SHAREHOLDER

The fiscal year ended August 31, 1999 was a good one for Merrill Lynch Convertible Fund, Inc. For the 12 months ended August 31, 1999, total returns for Merrill Lynch Convertible Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +8.54%, +7.36%, +7.34% and +8.22%, respectively.

This year, firmer equity prices and a stronger economic environment provided a positive backdrop for the convertible market. This was in stark contrast to last year when the Asian currency crises and the Russian government's default on its debt obligations negatively impacted equities, credit quality spreads, and, consequently, convertible securities. Long-term interest rates declined from 5.29% early in the period to a low of 4.71% at the height of the crisis. Thereafter, as the panic subsided and the global economic environment improved, long-term interest rates began rising. By August 31, 1999, long-term interest rates were over 6%, having briefly hit 6.26% in early August. This created somewhat of a headwind for convertible issues given the fixed-income attributes of these hybrid securities. Nonetheless, Merrill Lynch Convertible Fund, Inc. had positive returns, reversing last year's loss.


Fiscal Year in Review
The turnaround in Fund performance was the result of many factors. These included improved equity market conditions, our industry sector allocation as well as security selection. For example, our emphasis on the energy sector, our largest industry representation, penalized us last year, but benefited the Fund this year. Energy issues that aided our performance this year were our Devon Energy Corporation debentures exchangeable into Chevron Corp., Diamond Offshore Drilling, Inc. common stock and Unocal Capital Trust convertible preferred. As we mentioned in last year's annual report to shareholders, we believed this group represented a compelling long-term value, since share prices were depressed by warm weather, low oil prices and reduced demand from Asia. While the Organization of Petroleum Exporting Countries' agreement to cut oil production was unexpected, we believed the negative investor sentiment was overdone and this created a buying opportunity.

Similarly, the semiconductor group and contract electronic manufacturers, in which we have heavy exposure, also showed a reversal from severe under-valuation last year. Cypress Semiconductor Corporation common stock more than doubled in price and Integrated Device Technology, Inc. stock quadrupled. Other strong performers in this industry were our convertible bonds of LSI Logic Corporation (sold during the August quarter), Micron Technology Inc. and Sanmina Corporation. Several factors contributed to the industry's turnaround. There was a reduction of Asian dumping of integrated circuits following a rebound of the Pacific Rim economies. Another contributing factor was a boom in the communications market and strong personal computer sales fueled by the Internet's growing popularity. As a result, integrated circuit prices firmed, leading to higher stock prices. While our exposure to the Internet sector was modest, the sector benefited the Fund as its popularity spread. DoubleClick, Inc. and Amazon.com, Inc. convertible debentures were strong performers (both sold during the period). The pharmaceutical and biotech sector also benefited performance this year. In this sector, Alza Corporation (since sold), Genzyme Corp.- General Division and Alpharma Inc. were standouts.

Our holdings in the mining sector benefited the Fund as a better supply/demand relationship for nickel and improving economic conditions worldwide manifested themselves in higher equity prices. Here Inco Limited and Cyprus Amax Minerals Company were the strong performers. The performance of our steel holdings was mixed. This sector is now showing signs of a potential upturn, in our view.

While the performance of our holdings in the auto parts companies was disappointing and that of our holdings in the pulp and paper sector was unremarkable, we are optimistic about the future of these companies. The combined effects of industry consolidation and resultant capacity rationalization with improved economic conditions in 1999 are leading to a better operating environment. This improvement, in conjunction with depressed valuations accorded the equity prices, may make these rewarding sectors in coming years.


Merrill Lynch Convertible Fund, Inc.
August 31, 1999


During the last three months of the fiscal year ended August 31, 1999, we made several transactions. In June, we made two investments in telecommunications. The first was in the newly issued convertible bond of Telefonos de Mexico SA. This security represented perhaps the best corporate credit in Latin America and a good vehicle for profiting from the rapid expansion of telecommunications in Mexico. We also bought At Home Corporation's convertible bond because, in our view, it offered excellent exposure to the broadband Internet service provider's growth. We sold our investment in the convertible bonds of aircraft parts inventory company Kellstrom Industries Inc. in July and August. This was because the firm retreated from its growth strategy.

We believe that we have pursued a conservative investment approach in the face of high valuations in some sectors of the equity markets. Because it is very difficult to predict the direction of the broader markets, we make little effort to do so. Instead, our principal focus remains finding good investments issue by issue. The nature of the convertibles helps us manage risk. We expect this approach to deliver good results in the long term.


In Conclusion
We appreciate your continued investment in Merrill Lynch Convertible Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Daniel Luchansky)
Daniel Luchansky
Vice President and Portfolio Manager



October 6, 1999





Merrill Lynch Convertible Fund, Inc.
August 31, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                        Ten Years/
                                                   3 Month             12 Month      Since Inception
As of August 31, 1999                            Total Return        Total Return      Total Return
ML Convertible Fund, Inc. Class A Shares++           +2.77%             +8.54%            +97.44%
ML Convertible Fund, Inc. Class B Shares             +2.41              +7.36             + 1.61
ML Convertible Fund, Inc. Class C Shares             +2.49              +7.34             + 1.65
ML Convertible Fund, Inc. Class D Shares             +2.70              +8.22             + 3.37

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A Shares and from 8/04/97 for Class B, Class C & Class D Shares.
++Investment results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was a closed-end, dual investment company. Results for this period reflect only capital appreciation of the Fund's holdings, and do not reflect income.



Merrill Lynch Convertible Fund, Inc.
August 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Value
Line Convertible Index. Beginning and ending values are:

                                      8/89          8/99
ML Convertible Fund, Inc.++--
Class A Shares*++++++               $ 9,475        $18,709

Value Line Convertible Index++++    $10,000        $26,634


A line graph depicting the growth of an investment in the Fund's Class B, Class C and Class D Shares compared to growth of an investment in the Value Line Convertible Index.
Beginning and ending values are:

                                     8/04/97***     8/99
ML Convertible Fund, Inc.++--
Class B Shares**                    $10,000        $10,027

ML Convertible Fund, Inc.++--
Class C Shares**                    $10,000        $10,165

ML Convertible Fund, Inc.++--
Class D Shares**                    $ 9,475        $ 9,795

Value Line Convertible Index++++    $10,000        $10,477

[FN]
   *Assuming maximum sales charge currently applicable to Class A
    Shares, transaction costs and other operating expenses, including advisory fees.
  **Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 ***Commencement of operations.
  ++ML Convertible Fund, Inc. primarily invests in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities.
++++This unmanaged Index tracks the performance of all convertibles
    (over 590 bonds and preferreds). The Index gives equal weight to each issue and is calculated on a total return basis.
 +++Performance results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares during the period when the Fund was closed-end. Total return includes capital appreciation/depreciation and income. Convertible Holdings, Inc. (the predecessor fund) was a dual-structure closed-end fund. The performance numbers referenced in the graph are for the Fund's Capital Shares only. As a result, the results do not fully reflect total historical performance since they do not include the performance of the Fund's Income Shares. The average annual total return of the Income Shares over the ten-year period ended July 31, 1997 (date of the conversion to open-end status) was +14.54%. The cumulative ten-year Income Share total return over the same period was +288.62%.
    Past performance is not predictive of future performance.


Merrill Lynch Convertible Fund, Inc.
August 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares++*

Year Ended 6/30/99                        - 2.94%         -8.04%
Five Years Ended 6/30/99                  +10.52          +9.34
Ten Years Ended 6/30/99                   + 8.18          +7.60

[FN]
++Performance results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was closed-end.
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge currently applicable to Class A
  Shares.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                         -3.88%         -7.56%
Inception (8/04/97)
through 6/30/99                            +1.83          +0.75

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/99                         -3.95%         -4.87%
Inception (8/04/97)
through 6/30/99                            +1.82          +1.82

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                         -3.08%         -8.17%
Inception (8/04/97)
through 6/30/99                            +2.65          -0.22

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PORTFOLIO INFORMATION


As of August 31, 1999

                                           Percent of
Ten Largest Holdings                       Net Assets

Bell Atlantic Financial Services*             6.0%
Unocal Capital Trust, 6.25%                   3.9
WHX Corporation, Series A, 6.50%              3.5
Fleetwood Capital Trust, 6%*                  3.2
The Home Depot Inc., 3.25% due
  10/01/2001                                  3.0
Diamond Offshore Drilling, Inc.               2.8
Union Pacific Capital Trust, 6.25%            2.5
Newell Financial Trust I, 5.25% due
  12/01/2027 (Preferred)                      2.4
International Paper Capital Trust, 5.25%      2.3
CalEnergy Capital Trust II, 6.25%             2.2

[FN]
*Includes combined holdings.



Merrill Lynch Convertible Fund, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS                                                                             (in US dollars)
                  S&P    Moody's      Face                                                                     Value
Industry        Rating    Rating     Amount               Convertible Debentures                  Cost       (Note 1a)
Advertising--    NR*     NR*    US$1,125,000    Interpublic Group Company Inc., 1.87% due
1.7%                                            6/01/2006 (e)                                $    939,718   $  1,016,719

Automotive       A-      Baa1      1,000,000    Magna International Inc., 4.875% due
Parts--2.7%                                     2/15/2005                                       1,017,500        912,500
                 B+      B2          750,000    Tower Automotive, Inc., 5% due 8/01/2004 (e)      750,000        717,187
                                                                                             ------------   ------------
                                                                                                1,767,500      1,629,687

Banking &        NR*     NR*         700,000    BankAtlantic Bancorp, Inc., 5.625% due
Financial--1.0%                                 12/01/2007                                        628,565        574,000

Electronics--    B+      NR*         750,000    Sanmina Corporation, 4.25% due 5/01/2004          750,000        819,375
1.4%

Energy--1.7%     BBB+    Baa2      1,000,000    Devon Energy Corporation, 4.95% due 8/15/2008     980,000      1,000,000

Environmental--  A-      Baa3      1,000,000    Thermo Fibertek Inc., 4.50% due 7/15/2004 (e)     775,000        832,500
1.4%

Healthcare--     BBB     Baa3        750,000    Wellpoint Health Network, 2% due 7/02/2019 (c)    505,375        487,500
0.8%

Home             BBB+    A3        1,450,000    Newell Financial Trust I, 5.25% due
Furnishings--2.4%                               12/01/2027 (Preferred)                          1,571,924      1,430,969

Internet--0.2%   B-      B3          200,000    Mindspring Enterprises, 5% due 4/15/2006          200,000        143,000

Internet         NR*     NR*         750,000    At Home Corporation, 0.525% due 12/28/2018 (e)    547,242        461,250
Software--0.8%

Lodging--1.5%    BBB-    Baa3      1,000,000    Hilton Hotels Corp., 5% due 5/15/2006             987,500        865,000

Medical          NR*     NR*         550,000  ++Phoenix Shannon PLC, 9.50% due 11/01/2000 (e)     216,707          5,500
Supplies--0.0%

Networking       NR*     NR*       1,400,000    Network Associates Inc., 5.195% due
Products--0.7%                                  2/13/2018 (c)                                     543,694        427,000

Paper--1.7%      NR*     NR*       1,000,000    Metsa Serla Oyj (A Shares), 4.375% due
                                                10/15/2002                                        931,925        987,500

Pharmaceuti-     B       NR*         375,000    Alpharma Inc., 3% due 6/01/2006 (e)               375,000        436,406
cals--4.0%       NR*     NR*         500,000    Genzyme Corp.-General Division, 5.25% due
                                                6/01/2005 (e)                                     505,000        777,500
                 NR*     NR*       1,200,000    Swiss Life Finance Ltd. (Convertible into
                                                Glaxo Wellcome PLC), 2% due 5/20/2003           1,272,750      1,149,000
                                                                                             ------------   ------------
                                                                                                2,152,750      2,362,906

Restaurants--    NR*     B2        1,000,000    Hometown Buffet Inc., 7% due 12/01/2002           967,500      1,030,000
1.7%

Retail--         A+      A1          650,000    The Home Depot Inc., 3.25% due 10/01/2001         654,688      1,756,625
Building
Materials--3.0%

Scientific       A-      Baa3        500,000    Thermo Optek Inc., 5% due 10/15/2000 (e)          517,500        486,875
Equipment--      A-      Baa3        500,000    ThermoQuest Corporation, 5% due 8/15/2000 (e)     507,500        491,250
1.6%                                                                                         ------------   ------------
                                                                                                1,025,000        978,125

Semiconductors-- B       B2          850,000    Micron Technology Inc., 7% due 7/01/2004          896,750      1,074,187
1.8%



Merrill Lynch Convertible Fund, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                 (in US dollars)
                  S&P    Moody's      Face                                                                     Value
Industry        Rating    Rating     Amount               Convertible Debentures                  Cost       (Note 1a)
Technology--1.6%                                Data General Corp.:
                 B       B3     US$  500,000      6% due 5/15/2004                           $    464,375   $    495,000
                 B       B3          500,000      6% due 5/15/2004 (e)                            500,000        488,125
                                                                                             ------------   ------------
                                                                                                  964,375        983,125

Telecommunica-                                  Bell Atlantic Financial Services:
tions--6.9%      NR*     NR*       1,000,000      5.75% due 4/01/2003 (into Telecom Corp. of
                                                  New Zealand)                                  1,012,500      1,011,250
                 A+      A1        2,400,000      4.25% due 9/15/2005 (into Cable & Wireless
                                                  Communications PLC) (e)                       2,452,088      2,544,000
                 BB      NR*         575,000    Telefonos de Mexico SA, 4.25% due 6/15/2004       575,000        559,187
                                                                                             ------------   ------------
                                                                                                4,039,588      4,114,437

                                                Total Convertible Debentures--38.6%            22,045,801     22,979,405

                                     Shares
                                      Held         Convertible Preferred Stocks

Auto Parts--     B+      B1           20,000    Federal-Mogul Financial Trust, 7%               1,085,000      1,052,500
1.8%

Banking &        NR*     A1           10,000    Jefferson Pilot Corp. (ACES) (into
Financial--1.7%                                 NATIONSBANK), 7.25% (a)                           725,000      1,025,000

Chemicals--1.2%  NR*     Ba2             770    Hercules Trust II, 6.50%                          770,000        707,923

Computer         NR*     NR*          11,300    Amdocs Automatic (TRACES), 6.75% (f)              253,544        288,856
Software--0.5%

Construction &   BBB-    Baa3         30,000    Fleetwood Capital Trust, 6%                     1,305,000      1,042,500
Housing--3.2%    BBB-    Baa3         25,000    Fleetwood Capital Trust, 6% (e)                 1,260,625        868,750
                                                                                             ------------   ------------
                                                                                                2,565,625      1,911,250

Containers--1.2% B+      Ba3          20,000    Owens-Illinois Inc., 4.75%                      1,000,000        732,500

Energy--6.1%     BB      Ba1          30,000    CalEnergy Capital Trust II, 6.25% (e)           1,457,050      1,301,250
                 BBB-    Baa2         40,000    Unocal Capital Trust, 6.25%                     2,136,250      2,305,000
                                                                                             ------------   ------------
                                                                                                3,593,300      3,606,250

Entertainment--  BB      Ba2          15,000    Seagram Company Ltd., 7.50%                       751,875        784,687
1.3%

Internet--0.6%   NR*     Caa           7,500    PSInet Inc., 6.75%                                375,000        363,750

Oil & Gas        BBB     Baa3         10,000    Occidental Petroleum Corporation, $3.00           580,600        688,750
Producers--1.8%  B       B3            7,500    Pogo Trust I, 6.50%                               375,000        397,500
                                                                                             ------------   ------------
                                                                                                  955,600      1,086,250

Paper--2.3%      BBB-    Baal         28,000    International Paper Capital Trust, 5.25% (d)    1,331,400      1,396,500

Railroads--2.9%  BB+     Baa3          5,000    Canadian National Railway Company, 5.25%          250,000        263,750
                 BB+     Ba2          32,000    Union Pacific Capital Trust, 6.25%              1,513,875      1,480,000
                                                                                             ------------   ------------
                                                                                                1,763,875      1,743,750

Real Estate      BBB     Baa1         45,000    Equity Residential Properties,
Investment                                      Series J, $2.15                                 1,207,854      1,220,625
Trusts--2.1%



Merrill Lynch Convertible Fund, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                 (in US dollars)
                  S&P    Moody's     Shares                                                                    Value
Industry        Rating    Rating      Held             Convertible Preferred Stocks               Cost       (Note 1a)
Restaurants--    BBB-    Baa2         20,000    Wendy's Financing I, Series A, 5%            $  1,044,750   $  1,190,000
2.0%

Retail--1.7%     B+      Ba3          19,500    Kmart Financing I, 7.75%                        1,085,857        999,375

Steel--4.5%      CCC+    Caa          60,000    WHX Corporation, Series A, 6.50%                2,584,540      2,107,500
                 A-      Baa1         78,610    Worthington Industries, Inc. (Convertible,
                                                Series DECS into Rouge Steel Common
                                                Stock), 7.25%                                   1,328,902        540,444
                                                                                             ------------   ------------
                                                                                                3,913,442      2,647,944

Telecommunica-   B-      B3           20,000    Loral Space and Communications, 6%                952,500      1,025,000
tions--1.7%

Utilities--1.7%  A       A2           20,000    Citizens Utilities Trust, 5%                      886,200        990,000

                                                Total Convertible Preferred Stocks--38.3%      24,260,822     22,772,160

                                                     Common Stocks & Warrants

Analytical Equipment                  70,000  ++Thermo Electron Corporation                     1,124,168      1,111,250
Manufacturing--1.9%

Building & Construction--1.5%         81,700  ++Morrison Knudsen Corporation                      998,337        878,275

Building Products--0.8%               15,000    Texas Industries, Inc.                            380,300        480,000

Computers--1.2%                       60,000  ++Silicon Graphics, Inc.                            965,557        686,250

Conglomerates--0.0%                  105,000  ++Polyphase Corporation***                          158,550         11,550
                                      52,500    Polyphase Corporation (Warrants) (b)***            13,125            525
                                      52,500    Polyphase Corporation (Warrants) (b)***            26,250          2,100
                                                                                             ------------   ------------
                                                                                                  197,925         14,175

Consumer & Business Services--1.7%    55,000  ++Cendant Corporation                             1,141,856        986,563

Consumer Products--0.6%               11,667    R.J. Reynolds Tobacco Holdings, Inc.              381,320        320,104

Food & Beverage--1.0%                 35,000    Nabisco Group Holdings Corp.                      761,155        621,250

Healthcare Services--0.8%             60,000  ++HEALTHSOUTH Corporation                           658,699        491,250

Mining--2.4%                          37,000    Cyprus Amax Minerals Company                      625,775        626,688
                                      40,000    Inco Limited                                      739,218        820,000
                                                                                             ------------   ------------
                                                                                                1,364,993      1,446,688

Networking Products--1.0%             25,000  ++3Com Corporation                                1,195,894        618,750

Oil & Gas Producers--2.8%             44,000    Diamond Offshore Drilling, Inc.                 1,086,268      1,683,000

Semiconductors--2.4%                   7,500  ++Cypress Semiconductor Corporation                 118,189        173,438
                                      65,000  ++Integrated Device Technology, Inc.                506,586      1,267,500
                                                                                             ------------   ------------
                                                                                                  624,775      1,440,938

Steel--1.9%                           15,000    AK Steel Holding Corporation                      225,581        315,000
                                      30,000    USX-U.S. Steel Group                              709,974        810,000
                                                                                             ------------   ------------
                                                                                                  935,555      1,125,000

Utilities--0.3%                       15,940  ++Citizens Utilities Company (Class B)              141,137        175,341

                                                Total Common Stocks & Warrants--20.3%          11,957,939     12,078,834



Merrill Lynch Convertible Fund, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                   (in US dollars)
                                     Face                                                                       Value
                                    Amount            Short-Term Securities                      Cost         (Note 1a)
Commercial Paper**--1.5%         US$ 912,000    General Motors Acceptance Corp., 5.56%
                                                due 9/01/1999                                $    912,000   $    912,000

                                                Total Short-Term Securities--1.5%                 912,000        912,000

Total Investments--98.7%                                                                     $ 59,176,562     58,742,399
                                                                                             ============
Short Sales (Proceeds--$22,577)--0.0%***                                                                          (3,094)

Other Assets Less Liabilities--1.3%                                                                              752,283
                                                                                                            ------------
Net Assets--100.0%                                                                                          $ 59,491,588
                                                                                                            ============


 (a)Adjustable Convertible Extendable Securities.
 (b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (c)Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 (d)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,397,000, representing 2.3% of net assets.

                          Acquisition                      Value
    Issue                     Date           Cost        (Note 1a)

    International Paper
    Capital Trust, 5.25%   1/16/1997    $ 1,331,400     $ 1,396,500
                                        -----------     -----------
    Total                               $ 1,331,400     $ 1,396,500
                                        ===========     ===========

 (e)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (f)Trust Automatic Common Exchange Securities.
  ++Non-income producing security.
   *Not Rated.
  **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
    Fund.
 ***Covered short sales entered into as of August 31, 1999 were as follows:
                                                         Value
    Shares             Issue                        (Notes 1a & 1h)

      5,500       Polyphase Corporation              $     (3,094)
                                                     ------------
    Total (Proceeds--$22,577)                        $     (3,094)
                                                     ============

    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

    See Notes to Financial Statements.
</TABLE


Merrill Lynch Convertible Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of August 31, 1999
Assets:             Investments, at value (identified cost--$59,176,562) (Note 1a)                        $   58,742,399
                    Cash                                                                                         758,021
                    Foreign cash (Note 1c)                                                                         7,160
                    Receivables:
                      Interest                                                         $      286,071
                      Securities sold                                                         163,359
                      Dividends                                                               144,310
                      Capital shares sold                                                       9,801            603,541
                                                                                       --------------
                    Prepaid registration fees and other assets (Note 1f)                                          23,780
                                                                                                          --------------
                    Total assets                                                                              60,134,901
                                                                                                          --------------

Liabilities:        Common stock sold short, at market value (proceeds--$22,577)
                    (Notes 1a & 1h)                                                                                3,094
                    Deposits on short sales (Note 1h)                                                              3,126
                    Payables:
                      Capital shares redeemed                                                 393,334
                      Investment adviser (Note 2)                                              32,162
                      Distributor (Note 2)                                                     17,378            442,874
                                                                                       --------------
                    Accrued expenses and other liabilities                                                       194,219
                                                                                                          --------------
                    Total liabilities                                                                            643,313
                                                                                                          --------------

Net Assets:         Net assets                                                                            $   59,491,588
                                                                                                          ==============

Net Assets          Class A Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                            $      316,228
                    Class B Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   125,818
                    Class C Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    26,763
                    Class D Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    37,661
                    Paid-in capital in excess of par                                                          63,650,765
                    Undistributed investment income--net                                                         207,081
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                       (4,458,402)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                           (414,326)
                                                                                                          --------------
                    Net assets                                                                            $   59,491,588
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $37,141,490 and 3,162,284 shares
                    outstanding                                                                           $        11.75
                                                                                                          ==============
                    Class B--Based on net assets of $14,773,657 and 1,258,175 shares
                    outstanding                                                                           $        11.74
                                                                                                          ==============
                    Class C--Based on net assets of $3,141,149 and 267,628 shares
                    outstanding                                                                           $        11.74
                                                                                                          ==============
                    Class D--Based on net assets of $4,435,292 and 376,610 shares
                    outstanding                                                                           $        11.78
                                                                                                          ==============
                    See Notes to Financial Statements.



Merrill Lynch Convertible Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 1999
Investment          Interest and discount earned (net of $676 foreign withholding tax)                    $    2,164,391
Income              Dividends (net of $150 foreign withholding tax)                                            1,696,732
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                               3,861,123
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                  $      441,782
                    Account maintenance and distribution fees--Class B (Note 2)               194,687
                    Accounting services (Note 2)                                               88,559
                    Professional fees                                                          81,737
                    Transfer agent fees--Class A (Note 2)                                      75,941
                    Printing and shareholder reports                                           56,860
                    Directors' fees and expenses                                               45,670
                    Registration fees (Note 1f)                                                44,775
                    Interest on securities sold short                                          43,182
                    Account maintenance and distribution fees--Class C (Note 2)                42,991
                    Transfer agent fees--Class B (Note 2)                                      38,485
                    Custodian fees                                                             26,973
                    Account maintenance fees--Class D (Note 2)                                 14,273
                    Transfer agent fees--Class D (Note 2)                                       9,760
                    Transfer agent fees--Class C (Note 2)                                       8,513
                    Dividends on securities sold short                                          7,064
                    Pricing services                                                            4,442
                    Other                                                                       6,350
                                                                                       --------------
                    Total expenses                                                                             1,232,044
                                                                                                          --------------
                    Investment income--net                                                                     2,629,079
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                     (4,034,447)
(Loss) on             Foreign currency transactions--net                                       (6,088)        (4,040,535)
Investments &                                                                          --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      7,202,964
(Notes 1b, 1c,        Foreign currency transactions--net                                          255          7,203,219
1e & 3):                                                                               --------------     --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                      3,162,684
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $    5,791,763
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch Convertible Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    August 31,
Increase (Decrease) in Net Assets:                                                            1999               1998
Operations:         Investment income--net                                               $  2,629,079       $  4,015,489
                    Realized gain (loss)on investments and foreign currency
                    transactions--net                                                      (4,040,535)           639,963
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                      7,203,219        (12,657,568)
                                                                                         ------------       ------------
                    Net increase (decrease) in net assets resulting from operations         5,791,763         (8,002,116)
                                                                                         ------------       ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                              (3,109,143)        (1,935,219)
Shareholders          Class B                                                              (1,077,140)          (157,651)
(Note 1g):            Class C                                                                (245,610)           (24,527)
                      Class D                                                                (375,748)           (32,775)
                    Realized gain on investments--net:
                      Class A                                                                      --        (27,880,328)
                      Class B                                                                      --           (924,500)
                      Class C                                                                      --           (145,575)
                      Class D                                                                      --           (179,577)
                    In excess of realized gain on investments--net:
                      Class A                                                                 (23,131)          (458,015)
                      Class B                                                                 (10,558)           (15,188)
                      Class C                                                                  (2,358)            (2,391)
                      Class D                                                                  (2,981)            (2,950)
                                                                                         ------------       ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (4,846,669)       (31,758,696)
                                                                                         ------------       ------------

Capital Share       Net decrease in net assets from capital share transactions            (29,987,587)       (14,230,110)
Transactions        Proceeds from issuance of Common Stock resulting from
(Note 4):           reorganization                                                                 --         24,580,592
                    Offering costs from issuance of Common Stock resulting from
                    reorganization                                                                 --           (371,604)
                                                                                         ------------       ------------
                    Net increase (decrease) in net assets derived from
                    capital share transactions                                            (29,987,587)         9,978,878
                                                                                         ============       ============

Net Assets:         Total decrease in net assets                                          (29,042,493)       (29,781,934)
                    Beginning of year                                                      88,534,081        118,316,015
                                                                                         ------------       ------------
                    End of year*                                                         $ 59,491,588       $ 88,534,081
                                                                                         ============       ============

                   *Undistributed investment income--net (Note 1i)                       $    207,081       $  2,510,665
                                                                                         ============       ============


                    See Notes to Financial Statements.



Merrill Lynch Convertible Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights

                                                                                  Class A++++++++

                                                                                     For the
The following per share data and ratios have been derived            For the          Period
from information provided in the financial statements.              Year Ended     Jan. 1, 1997   For the Year Ended
                                                                    August 31,       to Aug. 31,       December 31,
Increase (Decrease) in Net Asset Value:                        1999+++     1998+++     1997+++      1996+++      1995
Per Share           Net asset value, beginning of period     $   11.59   $   17.36    $   15.57   $   13.43    $   11.13
Operating                                                    ---------   ---------    ---------   ---------    ---------
Performance:++++    Investment income--net                         .45         .60          .06          --           --
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              .51       (1.37)        1.75        2.78         2.66
                                                             ---------   ---------    ---------   ---------    ---------
                    Total from investment operations               .96        (.77)        1.81        2.78         2.66
                                                             ---------   ---------    ---------   ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                      (.79)       (.32)          --          --           --
                      Realized gain on investments--net             --       (4.55)          --        (.64)        (.36)
                      In excess of realized gain on
                      investments--net                            (.01)       (.07)          --          --           --
                                                             ---------   ---------    ---------   ---------    ---------
                    Total dividends and distributions             (.80)      (4.94)          --        (.64)        (.36)
                                                             ---------   ---------    ---------   ---------    ---------
                    Capital charge resulting from
                    issuance of Common Stock                        --        (.06)          --          --           --
                                                             ---------   ---------    ---------   ---------    ---------
                    Effect of repurchase of Treasury Stock          --          --           --          --           --++
                                                             ---------   ---------    ---------   ---------    ---------
                    Capital charge resulting from
                    issuance of new classes of shares               --          --++       (.02)         --           --
                                                             ---------   ---------    ---------   ---------    ---------
                    Net asset value, end of period           $   11.75   $   11.59    $   17.36   $   15.57    $   13.43
                                                             =========   =========    =========   =========    =========

Total Investment    Based on net asset value per share           8.54%      (7.03%)      11.50%+++++ 20.60%       24.44%
Ratios to Average                                            =========   =========    =========   =========    =========
                    Expenses***                                  1.32%       1.29%         .90%*       .78%         .79%
                                                             =========   =========    =========   =========    =========

Net Assets:         Investment income--net                       3.91%       4.48%        4.76%*      4.98%        5.40%
                                                             =========   =========    =========   =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  37,142   $  52,425    $ 110,178   $ 289,993    $ 265,127
                                                             =========   =========    =========   =========    =========
                    Portfolio turnover                          85.42%     155.20%       92.86%     129.06%       87.69%
                                                             =========   =========    =========   =========    =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                    Performance results prior to August 4, 1997 are for when the Fund was a dual-structure closed-end management investment company and include only the returns for the Capital Shares but exclude results from the Income Shares.
                 ***Excluding taxes on undistributed net realized long-term capital gains for years prior to the period January 1, 1997 to August 31,
                    1997.
                  ++Amount is less than $.01 per share.
                ++++Excludes the effect of per share operating performance of the
                    Fund's Income Shares, which were redeemed on July 31, 1997. Per share operating performance prior to the period January 1, 1997 to
                    August 1, 1997 reflects when the Fund was a dual-structure closed-
                    end management investment company. For the period January 1, 1997 to
                    July 31, 1997, investment income--net per Income Share was $.73 and dividends of investment income--net per Income Share were $.70.
                 +++Based on average shares outstanding.
               +++++Aggregate total investment return.
            ++++++++Formerly Capital Shares.

                    See Notes to Financial Statements.



Merrill Lynch Convertible Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                                  Class B+++++

                                                                                                               For the
The following per share data and ratios have been derived                                  For the              Period
from information provided in the financial statements.                                   Year Ended         Aug. 4, 1997++
                                                                                          August 31,         to Aug. 31,
Increase (Decrease) in Net Asset Value:                                              1999           1998          1997
Per Share           Net asset value, beginning of period                        $    11.53     $    17.35     $    16.91
Operating                                                                       ----------     ----------     ----------
Performance:        Investment income--net                                             .34            .44            .05
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                             .49          (1.34)           .39
                                                                                ----------     ----------     ----------
                    Total from investment operations                                   .83           (.90)           .44
                                                                                ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                                          (.61)          (.28)            --
                      Realized gain on investments--net                                 --          (4.55)            --
                      In excess of realized gain on investments--net                  (.01)          (.07)            --
                                                                                ----------     ----------     ----------
                    Total dividends and distributions                                 (.62)         (4.90)            --
                                                                                ----------     ----------     ----------
                    Capital charge resulting from issuance of Common Stock              --           (.02)            --
                                                                                ----------     ----------     ----------
                    Net asset value, end of period                              $    11.74     $    11.53     $    17.35
                                                                                ==========     ==========     ==========

Total Investment    Based on net asset value per share                               7.36%         (7.76%)         2.60%+++
Return:**                                                                       ==========     ==========     ==========

Ratios to Average   Expenses                                                         2.35%          2.35%          2.66%*
Net Assets:                                                                     ==========     ==========     ==========
                    Investment income--net                                           2.91%          3.31%          3.77%*
                                                                                ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)                    $   14,774     $   23,900     $    5,759
Data:                                                                           ==========     ==========     ==========
                    Portfolio turnover                                              85.42%        155.20%         92.86%
                                                                                ==========     ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                                   Class C+++++

                                                                                                                For the
The following per share data and ratios have been derived                                  For the              Period
from information provided in the financial statements.                                    Year Ended         Aug. 4, 1997++
                                                                                          August 31,          to Aug. 31,
Increase (Decrease) in Net Asset Value:                                              1999           1998          1997
Per Share           Net asset value, beginning of period                        $    11.54     $    17.36     $    16.91
Operating                                                                       ----------     ----------     ----------
Performance:        Investment income--net                                             .34            .44            .05
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                             .49          (1.34)           .40
                                                                                ----------     ----------     ----------
                    Total from investment operations                                   .83           (.90)           .45
                                                                                ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                                          (.62)          (.28)            --
                      Realized gain on investments--net                                 --          (4.55)            --
                      In excess of realized gain on investments--net                  (.01)          (.07)            --
                                                                                ----------     ----------     ----------
                    Total dividends and distributions                                 (.63)         (4.90)            --
                                                                                ----------     ----------     ----------
                    Capital charge resulting from issuance of Common Stock              --           (.02)            --
                                                                                ----------     ----------     ----------
                    Net asset value, end of period                              $    11.74     $    11.54     $    17.36
                                                                                ==========     ==========     ==========

Total Investment    Based on net asset value per share                               7.34%         (7.76%)         2.66%+++
Return:**                                                                       ==========     ==========     ==========

Ratios to Average   Expenses                                                         2.35%          2.36%          2.74%*
Net Assets:                                                                     ==========     ==========     ==========
                    Investment income--net                                           2.91%          3.34%          3.58%*
                                                                                ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)                    $    3,141     $    5,138     $    1,014
Data:                                                                           ==========     ==========     ==========
                    Portfolio turnover                                              85.42%        155.20%         92.86%
                                                                                ==========     ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Convertible Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                                  Class D+++++

                                                                                                                For the
The following per share data and ratios have been derived                                  For the               Period
from information provided in the financial statements.                                    Year Ended          Aug. 4, 1997++
                                                                                          August 31,          to Aug. 31,
Increase (Decrease) in Net Asset Value:                                              1999           1998          1997
Per Share           Net asset value, beginning of period                        $    11.61     $    17.36     $    16.91
Operating                                                                       ----------     ----------     ----------
Performance:        Investment income--net                                             .43            .54            .07
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                             .50          (1.34)           .38
                                                                                ----------     ----------     ----------
                    Total from investment operations                                   .93           (.80)           .45
                                                                                ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                                          (.75)          (.31)            --
                      Realized gain on investments--net                                 --          (4.55)            --
                      In excess of realized gain on investments--net                  (.01)          (.07)            --
                                                                                ----------     ----------     ----------
                    Total dividends and distributions                                 (.76)         (4.93)            --
                                                                                ----------     ----------     ----------
                    Capital charge resulting from issuance of Common Stock              --           (.02)            --
                                                                                ----------     ----------     ----------
                    Net asset value, end of period                              $    11.78     $    11.61     $    17.36
                                                                                ==========     ==========     ==========

Total Investment    Based on net asset value per share                               8.22%         (6.96%)         2.66%+++
Return:**                                                                       ==========     ==========     ==========


Ratios to Average   Expenses                                                         1.57%          1.59%          1.92%*
Net Assets:                                                                     ==========     ==========     ==========
                    Investment income--net                                           3.68%          4.02%          4.81%*
                                                                                ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)                    $    4,435     $    7,071     $    1,365
Data:                                                                           ==========     ==========     ==========
                    Portfolio turnover                                              85.42%        155.20%         92.86%
                                                                                ==========     ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Convertible Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on that such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.


Merrill Lynch Convertible Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


* Foreign currency options and futures--The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $125,022 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily net assets of the Fund.


Merrill Lynch Convertible Fund, Inc.
August 31, 1999


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                          Account      Distribution
                      Maintenance Fee       Fee

Class B                    .25%            .75%
Class C                    .25%            .75%
Class D                    .25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                           MLFD      MLPF&S

Class A                   $4,858     $   95
Class D                   $  223     $3,189

For the year ended August 31, 1999, MLPF&S received contingent deferred sales charges of $63,125 and $3,168 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $310 in commissions on the execution of portfolio security transactions for the Fund for the year ended
August 31, 1999.

During the year ended August 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $893 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999 were $59,997,953 and $84,786,863, respectively.

Net realized losses for the year ended August 31, 1999 and net unrealized gains (losses) as of August 31, 1999 were as follows:

                                                  Unrealized
                                     Realized       Gains
                                      Losses       (Losses)

Long-term investments            $ (3,222,588)  $   (434,163)
Short-term investments                   (672)            --
Short sales                          (811,187)        19,483
Foreign currency transactions          (6,088)           354
                                 ------------   ------------
Total                            $ (4,040,535)  $   (414,326)
                                 ============   ============

As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $552,868, of which $4,918,322 related to appreciated securities and $5,471,190 related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $59,295,267.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(29,987,587) and $9,978,878 for the years ended
August 31, 1999 and August 31, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                            87,781   $  1,030,148
Shares issued to shareholders
in reinvestment of dividends
and distributions                      99,755      1,134,773
                                 ------------   ------------
Total issued                          187,536      2,164,921
Shares redeemed                    (1,547,522)   (17,946,626)
                                 ------------   ------------
Net decrease                       (1,359,986)  $(15,781,705)
                                 ============   ============


Merrill Lynch Convertible Fund, Inc.
August 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)



Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           270,139   $  3,520,626
Shares issued to shareholders
in reinvestment of dividends
and distributions                     810,769     10,502,647
Shares issued resulting from
reorganization                        237,740      2,970,678
                                 ------------   ------------
Total issued                        1,318,648     16,993,951
Shares redeemed                    (3,142,799)   (41,731,802)
                                 ------------   ------------
Net decrease                       (1,824,151)  $(24,737,851)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                           115,605   $  1,344,949
Shares issued to shareholders
in reinvestment of dividends
and distributions                      71,158        808,779
                                 ------------   ------------
Total issued                          186,763      2,153,728
Automatic conversion
of shares                             (42,938)      (498,986)
Shares redeemed                      (958,225)   (11,060,710)
                                 ------------   ------------
Net decrease                         (814,400)  $ (9,405,968)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         1,051,524   $ 13,706,977
Shares issued to shareholders
in reinvestment of dividends
and distributions                      76,312        984,129
Shares issued resulting from
reorganization                      1,064,812     14,537,285
                                 ------------   ------------
Total issued                        2,192,648     29,228,391
Automatic conversion
of shares                              (8,227)      (103,231)
Shares redeemed                      (443,710)    (6,457,825)
                                 ------------   ------------
Net increase                        1,740,711   $ 22,667,335
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                            30,898   $    357,873
Shares issued to shareholders
in reinvestment of dividends
and distributions                      15,080        171,466
                                 ------------   ------------
Total issued                           45,978        529,339
Shares redeemed                      (223,804)    (2,606,130)
                                 ------------   ------------
Net decrease                         (177,826)  $ (2,076,791)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           376,135   $  5,016,545
Shares issued to shareholders
in reinvestment of dividends
and distributions                      11,912        153,615
Shares issued resulting from
reorganization                         71,543        970,911
                                 ------------   ------------
Total issued                          459,590      6,141,071
Shares redeemed                       (72,548)    (1,099,949)
                                 ------------   ------------
Net increase                          387,042   $  5,041,122
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                            15,422   $    179,679
Automatic conversion
of shares                              42,767        498,986
Shares issued to shareholders
in reinvestment of dividends
and distributions                      25,681        292,765
                                 ------------   ------------
Total issued                           83,870        971,430
Shares redeemed                      (316,367)    (3,694,553)
                                 ------------   ------------
Net decrease                         (232,497)  $ (2,723,123)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           222,720   $  2,911,763
Automatic conversion
of shares                               8,184        103,231
Shares issued to shareholders
in reinvestment of dividends
and distributions                      13,888        179,305
Shares issued resulting from
reorganization                        417,921      5,730,114
                                 ------------   ------------
Total issued                          662,713      8,924,413
Shares redeemed                      (132,230)    (1,916,141)
                                 ------------   ------------
Net increase                          530,483   $  7,008,272
                                 ============   ============


5. Capital Loss Carryforward:
At August 31, 1999, the Fund had a net capital loss carryforward of approximately $1,035,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.




Merrill Lynch Convertible Fund, Inc.
August 31, 1999

<AUDIT REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Convertible Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Convertible Fund, Inc. as of August 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Convertible Fund, Inc. as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
October 11, 1999
</AUDIT REPORT>



Merrill Lynch Convertible Fund, Inc.
August 31, 1999


IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary distributions paid quarterly by Merrill Lynch
Convertible Fund, Inc. during the fiscal year ended August 31, 1999, 27.75% qualifies for the dividends received deduction for corporations.

Additionally, there were no long-term capital gains distributions paid by the Fund during the fiscal year.

Please retain this information for your records.


Merrill Lynch Convertible Fund, Inc.
August 31, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Daniel A. Luchansky, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary


Custodian
The State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863